Exhibit 1.1

EXECUTION VERSION

Star Bulk Carriers Corp.

49,000,418 Common Shares

UNDERWRITING AGREEMENT

Jefferies LLC
520 Madison Avenue
New York, New York 10022

Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

January 9, 2015

Ladies and Gentlemen:

Star Bulk Carriers Corp., a Marshall Islands corporation (the “Company”), proposes to sell to the several underwriters (the “Underwriters”) named in Schedule I hereto for whom you are acting as representative (the “Representative”) an aggregate of 49,000,418 shares (the “Firm Shares”) of the Company’s common shares, $0.01 par value (the “Common Shares”). The respective amounts of the Firm Shares to be so purchased by the several Underwriters are set forth opposite their names in Schedule I hereto. The Company also proposes to sell at the Underwriters’ option an aggregate of up to 1,762,500 additional Common Shares of the Company (the “Option Shares”) as set forth on Schedule II hereto. To the extent there are no additional underwriters listed on Schedule I, the term “Representative” as used herein shall mean you, as Underwriters, and the term “Underwriters” shall mean either the singular or plural, as the context requires.

As the Representative, you have advised the Company (a) that you are authorized to enter into this Agreement on behalf of the several Underwriters, and (b) that the several Underwriters are willing, acting severally and not jointly, to purchase the numbers of Firm Shares set forth opposite their respective names in Schedule I, plus their pro rata portion of the Option Shares set forth on Schedule II if you elect to exercise the option to purchase additional shares in whole or in part for the accounts of the several Underwriters. The Firm Shares and the Option Shares (to the extent the aforementioned option is exercised) are herein collectively called the “Shares.”

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In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

1.                  Representations and Warranties of the Company.

The Company represents and warrants to each of the Underwriters as follows:

(a)                A registration statement on Form F-3 (File No. 333-197886), as amended, with respect to the Shares, including a form of prospectus (the “Base Prospectus”), has been prepared by the Company in conformity in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the “Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder and has been filed with the Commission and become effective not earlier than three years prior to the date hereof. The Company and the transactions contemplated by this Agreement meet the requirements and comply with the conditions for the use of Form F-3. Copies of such registration statement, including any amendments thereto, the Base Prospectus, as supplemented by any preliminary prospectus (including any preliminary prospectus supplement) relating to the Shares filed with the Commission pursuant to Rule 424(b) under the Act, and including the documents incorporated in the Base Prospectus by reference (a “Preliminary Prospectus”), and the exhibits, financial statements and schedules to such registration statement, in each case as finally amended and revised, have heretofore been delivered by the Company to you. Such registration statement, together with any registration statement filed by the Company pursuant to Rule 462(b) under the Act, is herein referred to as the “Registration Statement,” which shall be deemed to include all information omitted therefrom in reliance upon Rules 430A, 430B or 430C under the Act and contained in the Final Prospectus referred to below, has become effective under the Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. “Final Prospectus” means the form of prospectus relating to the Shares first filed with the Commission pursuant to and within the time limits described in Rule 424(b) under the Act. Any reference herein to the Registration Statement, any Preliminary Prospectus or to the Final Prospectus or to any amendment or supplement to any of the foregoing documents shall be deemed to refer to and include any documents incorporated by reference therein, and, in the case of any reference herein to the Final Prospectus, also shall be deemed to include any documents incorporated by reference therein, and any supplements or amendments thereto, filed with the Commission after the date of filing of the Final Prospectus under Rule 424(b) under the Act, and prior to the termination of the offering of the Shares by the Underwriters.

(b)               As of the Applicable Time (as defined below) and as of the Closing Date or the Option Closing Date (as defined below), as the case may be, neither (i) the General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time and the Statutory Prospectus (as defined below), all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Limited Use Free Writing Prospectus (as defined below), when considered together with the General Disclosure Package, included or will include any untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided, however, that the Company makes no representations or warranties as to information contained in or omitted from any Issuer Free Writing Prospectus, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representative, specifically for use therein, it being understood and agreed that the only such information is that described in Section 14 herein. As used in this subsection and elsewhere in this Agreement:

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“Applicable Time” means 8:00 a.m. (New York time) on the date of this Agreement or such other time as agreed to by the Company and the Representative.

“Statutory Prospectus” means the Base Prospectus, as amended and supplemented immediately prior to the Applicable Time, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Act, relating to the Shares in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Act, including the presentation identified on Schedule III(A) to this Agreement.

“General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is identified on Schedule III(B) to this Agreement.

“Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not a General Use Free Writing Prospectus.

(c)                The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the Marshall Islands, with corporate power and authority to own or lease, as the case may be, its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Final Prospectus. Each of the subsidiaries of the Company are listed in Exhibit A-I hereto (collectively, the “Subsidiaries”). Each of the “significant subsidiaries” of the Company, as such term is defined in Rule 1-02 of Regulation S-X, listed in Exhibit A-II hereto (collectively, the “Significant Subsidiaries”), has been duly organized and is validly existing as a corporation or limited liability company, as the case may be, in good standing (where such concept is legally relevant) under the laws of the jurisdiction of its incorporation, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Final Prospectus, except where the failure to have been duly organized, to be validly existing, to be in good standing or to have such power and authority would not be reasonably expected to have a Material Adverse Effect. The Subsidiaries are the only subsidiaries, direct or indirect, of the Company. The Company and each of its Significant Subsidiaries are duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification. The outstanding shares of capital stock or membership interests, as applicable, of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company or another Subsidiary free and clear of all liens, encumbrances and equities and claims (other than any liens, encumbrances, and equities and claims described in the Registration Statement, the General Disclosure Package and the Final Prospectus), and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiaries are outstanding (other than as described in the Registration Statement, the General Disclosure Package and the Final Prospectus).

(d)               This Agreement has been duly authorized, executed and delivered by the Company.

(e)                The outstanding Common Shares of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the Shares to be issued and sold by the Company have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully paid and non-assessable; and no preemptive rights of stockholders exist with respect to any of the Shares or the issue and sale thereof. Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any Common Shares.

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(f)                 The information set forth under the caption “Capitalization” in the Registration Statement and the Final Prospectus (and any similar section or information contained in the General Disclosure Package) is true and correct in all material respects or, to the extent that it is based upon assumptions or projections, is based upon assumptions or projections that the Company has determined in good faith. All of the Shares conform in all material respects to the description thereof contained in the Registration Statement, the General Disclosure Package and the Final Prospectus. The form of certificates for the Shares conforms to the corporate law of the jurisdiction of the Company’s incorporation.

(g)                The Commission has not issued an order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Final Prospectus relating to the proposed offering of the Shares, and no proceeding for that purpose or pursuant to Section 8A of the Act has been instituted or, to the Company’s knowledge, threatened by the Commission. The Registration Statement contains, the General Disclosure Package contains and the Final Prospectus and any amendments or supplements thereto will contain, all statements which are required to be stated therein by, and will conform in all material respects to, the requirements of the Act and the Rules and Regulations. The documents incorporated, or to be incorporated, by reference in the Final Prospectus, at the time filed or furnished with the Commission conformed or will conform, in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or the Act, as applicable, and the rules and regulations of the Commission thereunder. The Registration Statement (including the documents incorporated by reference therein) and any amendment thereto do not contain, and will not contain, any untrue statement of a material fact and do not omit, and will not omit, to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The General Disclosure Package (including the documents incorporated by reference therein), as of the Applicable Time, does not contain any untrue statement of a material fact and does not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Final Prospectus and any amendments and supplements thereto (including the documents incorporated by reference therein) do not contain, and will not contain, any untrue statement of a material fact; and do not omit, and will not omit, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Final Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representative, specifically for use therein, it being understood and agreed that the only such information is that described in Section 14 herein.

(h)                Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date that the Company notified or notifies the Representative as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Final Prospectus, including any document incorporated by reference therein and any Prospectus Supplement deemed to be a part thereof that has not been superseded or modified.

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(i)                  The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus, the Final Prospectus and other materials, if any, permitted under the Act and consistent with Section 4(b) below. The Company will file with the Commission all Issuer Free Writing Prospectuses in the time and manner required under Rule 433(d) under the Act.

(j)                 There are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described in the Registration Statement, the General Disclosure Package or the Final Prospectus, or to be filed as an exhibit thereto, which are not described or filed as required; and any statements in the Registration Statement, the General Disclosure Package and the Final Prospectus under the captions “Material United States Federal Income Tax Considerations,” “Marshall Islands Tax Considerations” and “Certain Relationships and Related Party Transactions” insofar as they purport to summarize provisions of law, rules, regulations, documents or legal, regulatory or governmental proceedings, provide accurate summaries thereof in all material respects.

(k)               (i) At the earliest time after the filing the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act of the Shares and (ii) as of the date hereof (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an “ineligible issuer” (as defined in Rule 405 under the Act, without taking into account any determination by the Commission pursuant to Rule 405 under the Act that it is not necessary that the Company be considered an ineligible issuer), including, without limitation, for purposes of Rules 164 and 433 under the Act with respect to the offering of the Shares as contemplated by the Registration Statement. The Common Shares are an “actively-traded security” as such term is defined in Regulation M.

(l)                  The consolidated financial statements of the Company and the Subsidiaries, together with related notes and schedules as set forth or incorporated by reference in the Registration Statement, the General Disclosure Package and the Final Prospectus, present fairly in all material respects the financial position and the results of operations and cash flows of the Company and the consolidated Subsidiaries, at the indicated dates and for the indicated periods. Such financial statements and related schedules have been prepared in accordance with United States generally accepted principles of accounting (“GAAP”), consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary consolidated financial and statistical data included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Final Prospectus presents fairly in all material respects the information shown therein, and such data has been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company. The pro forma financial information and the related notes thereto included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Final Prospectus has been prepared in accordance with the Commission’s rules and guidance with respect to pro forma financial information in all material respects, and the assumptions underlying such pro forma financial information are, reasonable and are set forth in each of the Registration Statement, the General Disclosure Package and the Final Prospectus. All disclosures contained in the Registration Statement, the General Disclosure Package and the Final Prospectus regarding “non-GAAP financial measures” (as such term is defined by the Rules and Regulations) comply, in all material respects, with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Act, to the extent applicable. The Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or any “variable interest entities” within the meaning of Financial Accounting Standards Board Accounting Standards Codification 810-10), not disclosed in the Registration Statement, the General Disclosure Package and the Final Prospectus. There are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the General Disclosure Package or the Final Prospectus that are not included as required.

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(m)              To the knowledge of the Company, the historical combined financial statements of Oceanbulk Shipping LLC and Oceanbulk Carriers LLC (collectively, “Oceanbulk”), together with related notes and schedules as set forth or incorporated by reference in the Registration Statement, the General Disclosure Package and the Final Prospectus, present fairly in all material respects the financial position and the results of operations and cash flows of Oceanbulk, at the indicated dates and for the indicated periods. Such financial statements and related schedules have been prepared, in all material respects, in accordance with GAAP, consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made.

(n)                To the best knowledge of the Company, (i) the historical combined financial statements of Dioriga Shipping Co. and Positive Shipping Company (together, “Pappas”), together with related notes and schedules attached to the letter described in Section 6(d)(ii) to be furnished by Ernst & Young (Hellas) Certified Auditors Accountants S.A. to you with respect to Pappas, present fairly, in all material respects, the financial position and the results of operations and cash flows of Pappas, at the indicated dates and for the indicated periods and (ii) such financial statements and related schedules have been prepared, in all material respects, in accordance with GAAP, consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made.

(o)               Ernst & Young (Hellas) Certified Auditors Accountants S.A. and Deloitte Hadjipavlou Sofianos & Cambanis S.A., each of which has audited or performed review procedures on certain of the financial statements of the Company and the Subsidiaries filed with or furnished to the Commission, as part of, or incorporated by reference in, the Registration Statement, the General Disclosure Package and the Final Prospectus, are each an independent registered public accounting firm with respect to the Company and its Subsidiaries within the meaning of the Act and the applicable Rules and Regulations and the Public Company Accounting Oversight Board (United States) (the “PCAOB”).

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(p)               Ernst & Young (Hellas) Certified Auditors Accountants S.A., who have audited or performed review procedures on certain of the financial statements of Oceanbulk filed with or furnished to the Commission, as part of, or incorporated by reference in, the Registration Statement, the General Disclosure Package and the Final Prospectus, are an independent registered public accounting firm with respect to Oceanbulk within the meaning of the Act and the applicable Rules and Regulations and the PCAOB.

(q)               Ernst & Young (Hellas) Certified Auditors Accountants S.A., who have audited or performed review procedures certain of the financial statements of Pappas attached to the letter described in Section 6(d)(ii) to be furnished by Ernst & Young (Hellas) Certified Auditors Accountants S.A. to you with respect to Pappas, are an independent registered public accounting firm with respect to Pappas within the meaning of the Act and the applicable Rules and Regulations and the PCAOB.

(r)                 The Company and each of the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(s)                The Company has established and maintains “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act); the Company’s “disclosure controls and procedures” are reasonably designed to ensure that all information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and regulations of the Exchange Act, and that all such information is accumulated and communicated to the Company’s management, including its Chief Executive Officer and Chief Financial Officers, as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the Chief Executive Officer and Chief Financial Officer of the Company required under the Exchange Act with respect to such reports.

(t)                 Since the end of the Company’s most recent audited fiscal year, there has been (i) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(u)                Solely to the extent that the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the Commission and the NASDAQ Global Select Market thereunder (the “Sarbanes-Oxley Act”) have been applicable to the Company, there is and has been no failure on the part of the Company to comply in all material respects with any provision of the Sarbanes-Oxley Act. The Company has taken all necessary actions to ensure that it is in compliance in all material respects with all provisions of the Sarbanes-Oxley Act that are in effect and with which the Company is required to comply and is actively taking steps to ensure that it will be in compliance with other provisions of the Sarbanes-Oxley Act not currently in effect or which will become applicable to the Company.

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(v)                There is no action, suit, claim or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of the Subsidiaries before any court or administrative agency or otherwise which if determined adversely to the Company or any of the Subsidiaries would be reasonably expected to either (i) have, individually or in the aggregate, a material adverse effect on the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and of the Subsidiaries taken as a whole or (ii) prevent the consummation of the transactions contemplated hereby (the occurrence of any such effect or any such prevention described in the foregoing clauses (i) and (ii) being referred to as a “Material Adverse Effect”), except as set forth in the Registration Statement, the General Disclosure Package and the Final Prospectus.

(w)              Except as described in the Registration Statement, the General Disclosure Package and the Final Prospectus, the Company and the Subsidiaries have good and marketable title to all of the properties and assets reflected in the consolidated financial statements hereinabove described or described in the Registration Statement, the General Disclosure Package and the Final Prospectus, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements or which would not be reasonably expected to have a Material Adverse Effect. The Company and the Subsidiaries occupy their leased properties under valid and binding leases conforming in all material respects to the descriptions thereof set forth in the Registration Statement, the General Disclosure Package and the Final Prospectus.

(x)                The Company and the Subsidiaries have filed all material U.S. federal, state, local and foreign tax returns which have been required to be filed and have paid all material taxes indicated by such returns and all assessments received by them to the extent that such taxes or assessments have become due, except for any such taxes or assessments which are being contested in good faith and for which an adequate reserve for accrual has been established in accordance with GAAP. All material tax liabilities have been adequately provided for in the financial statements of the Company, and the Company does not know of any actual or proposed additional material tax assessments.

(y)                Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Final Prospectus, as each may be amended or supplemented, (i) there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise), or prospects of the Company and the Subsidiaries taken as a whole, whether or not occurring in the ordinary course of business, (ii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends and (iii) there has not been any material transaction entered into or any material transaction that is probable of being entered into by the Company or the Subsidiaries, other than transactions in the ordinary course of business and changes and transactions described in the Registration Statement, the General Disclosure Package and the Final Prospectus, as each may be amended or supplemented. The Company and the Subsidiaries have no material contingent obligations which are not disclosed in the Company’s financial statements which are included in the Registration Statement, the General Disclosure Package and the Final Prospectus.

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(z)                Neither the Company nor any of the Subsidiaries is or with the giving of notice or lapse of time or both, will be, (i) in violation of its certificate or articles of incorporation, by-laws, certificate of formation, limited liability agreement, partnership agreement or other organizational documents or (ii) in violation of or in default under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound and, solely with respect to this clause (ii), which violation or default would be reasonably expected to have a Material Adverse Effect. The execution, delivery and performance of this Agreement, the issuance and delivery of the Shares and the consummation of the transactions contemplated herein and the fulfillment of the terms hereof will not conflict with, result in a breach or violation of any of the terms or provisions of, result in the imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, or constitute a default under, (i) any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective properties is bound, or (ii) of the certificate or articles of incorporation or by-laws of the Company or (iii) any law, order, rule or regulation judgment, order, writ or decree applicable to the Company or any Subsidiary of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction, except, with respect to clauses (i) or (iii), for such conflicts, breaches, violations or defaults as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

(aa)            The Company and its Subsidiaries have not violated and are in compliance with all laws, statutes, ordinances, regulations, rules and orders of each foreign, federal, state or local government and any other governmental department or agency having jurisdiction over the Company and any Subsidiary, and any judgment, decision, decree or order of any court or governmental agency, department or authority having jurisdiction over the Company and any Subsidiary, except for those violations that would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

(bb)           The execution and delivery of, and the performance by the Company of its obligations under, this Agreement has been duly and validly authorized by all necessary corporate action on the part of the Company, and this Agreement has been duly executed and delivered by the Company.

(cc)            Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution, delivery and performance by the Company of this Agreement, the issuance and delivery of the Shares and the consummation of the transactions contemplated hereby and by the General Disclosure Package and the Final Prospectus (except such additional steps as may be required by the Commission, the Financial Industry Regulatory Authority (“FINRA”) or such additional steps as may be necessary to qualify the Shares for public offering by the Underwriters under state securities or Blue Sky laws) has been obtained or made and is in full force and effect other than (i) any listing applications and related consents or any notices required by the NASDAQ Global Select Market in the course of the offering of the Securities, (ii) filings with the Commission pursuant to Rule 424(b) under the Act, (iii) filings with the Commission on Form 6-K with respect to this Agreement or the transactions contemplated hereby, or (iv) such as shall have been obtained or made prior to the time of purchase.

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(dd)           Neither the Company nor any of the Subsidiaries or any related entities (i) is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act or (ii) directly or indirectly through one or more intermediaries, controls or is a “person associated with a FINRA member” or “associated person of a FINRA member” (within the meaning of Article I of the Bylaws of the FINRA).

(ee)            There are no existing or, to the knowledge of the Company, threatened labor disputes with the employees of the Company or the Subsidiaries which are likely to have a Material Adverse Effect.

(ff)               Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and each of the Subsidiaries hold all material licenses, certificates and permits from governmental authorities which are necessary to the conduct of their businesses.

(gg)            Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and the Subsidiaries each own or possess, or can acquire on reasonable terms, the right to use all patents, patent rights, trademarks, trade names, service marks, service names, copyrights, license rights, know-how (including trade secrets and other unpatented and unpatentable proprietary or confidential information, systems or procedures) and other intellectual property rights (“Intellectual Property”) necessary to carry on their business; and to the Company’s knowledge, neither the Company nor any of the Subsidiaries has infringed, and none of the Company or the Subsidiaries have received notice of conflict with, any Intellectual Property of any other person or entity. The Company has taken all reasonable steps necessary to secure interests in such Intellectual Property from its contractors. There are no outstanding options, licenses or agreements of any kind relating to the Intellectual Property of the Company that are required to be described in the Registration Statement, the General Disclosure Package and the Final Prospectus and are not described in all material respects. The Company is not a party to or bound by any options, licenses or agreements with respect to the Intellectual Property of any other person or entity that are required to be set forth in the Final Prospectus and are not described in all material respects. None of the technology employed by the Company has been obtained or is being used by the Company in violation of any contractual obligation binding on the Company or any of its officers, directors or employees or otherwise in violation of the rights of any persons; the Company has not received any written or oral communications alleging that the Company has violated, infringed or conflicted with, or, by conducting its business as set forth in the Registration Statement, the General Disclosure Package and the Final Prospectus, would violate, infringe or conflict with, any of the Intellectual Property of any other person or entity in a manner that would, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. The Company knows of no infringement by others of Intellectual Property owned by or licensed to the Company.

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(hh)            Neither the Company nor any Subsidiary is or, after giving effect to the offering and sale of the Shares contemplated hereunder and the application of the net proceeds from such sale as described in the Properties, will be required to register as an “investment company” within the meaning of such term under the Investment Company Act of 1940 as amended (the “1940 Act”), and the rules and regulations of the Commission thereunder.

(ii)                The statistical, industry-related and market-related data included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Final Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

(jj)               Each vessel described in the Registration Statement, the General Disclosure Package and the Final Prospectus, except for the vessels which the Company or a Subsidiary has contracted to acquire or to have constructed or for which the Company or a Subsidiary has entered into a bare boat charter in, is owned directly by one of the Subsidiaries; each of the vessels listed on Exhibit B hereto and specified as being owned (the “Owned Vessels”) by a Subsidiary has been duly registered as a vessel under the laws and regulations and flag of the jurisdiction set forth opposite its name on Exhibit B in the sole ownership of the Subsidiary set forth opposite its name on Exhibit B, except as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect; each such Subsidiary has good title to the applicable Owned Vessel, free and clear of all mortgages, pledges, liens, security interests and claims and all defects of the title of record other than as disclosed in the Registration Statement, the General Disclosure Package and the Final Prospectus and no other action is necessary to establish and perfect such entity’s title to and interest in such vessel as against any charterer or third party, except as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect; and each such Owned Vessel is in good standing with respect to the payment of past and current taxes, fees and other amounts payable under the laws of the jurisdiction where it is registered as would affect its registry with the ship registry of such jurisdiction except for failures to be in good standing which would not, in the aggregate, be reasonably expected to have a Material Adverse Effect. Upon delivery to and acceptance by the relevant Subsidiary under the memoranda of agreement, the newbuilding contracts or the bare boat charter described in the Registration Statement, the General Disclosure Package and the Final Prospectus, each of the vessels listed on Exhibit B hereto and specified as being under contract (the “Contracted Vessels”) for delivery to and acceptance by a Subsidiary (i) will be duly registered as a vessel under the laws of the jurisdiction set forth opposite its name on Exhibit B in the sole ownership of the Subsidiary, or, in the case of vessels subject to bare boat charters, the disponent ownership of the Subsidiary, set forth opposite its name on Exhibit B, (ii) on such date, each such Subsidiary will have good title to the applicable Contracted Vessel, free and clear of all mortgages, pledges, liens, security interests, claims and all defects of the title of record, except for any mortgages, pledges, liens, security interests or claims arising from any financing arrangement which the Company or a Subsidiary may enter to finance the Contracted Vessel and except such encumbrances which would not, in the aggregate, be reasonably expected to have a Material Adverse Effect; and (iii) each such Contracted Vessel will be in good standing with respect to the payment of past and current taxes, fees and other amounts payable under the laws of the jurisdiction where it is registered as would affect its registry with the ship registry of such jurisdiction, except for such failures to be in good standing which would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

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(kk)           Each Owned Vessel is, and the Company will use reasonable commercial efforts to ensure that each Contracted Vessel will be, operated in compliance with the rules, codes of practice, conventions, protocols, guidelines or similar requirements or restrictions imposed, published or promulgated by any governmental authority, classification society or insurer applicable to the respective vessel (collectively, “Maritime Guidelines”) and all applicable international, national, state and local conventions, laws, regulations, orders, governmental licenses and other requirements (including, without limitation, all Environmental Laws), except where such failure to be in compliance would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. The Company and each applicable Subsidiary are, and with respect to the Contracted Vessels will be, qualified to own or lease, as the case may be, and operate such vessels under all applicable international, national, state and local conventions, laws, regulations, orders, governmental licenses and other requirements (including, without limitation, all Environmental Laws) and Maritime Guidelines, including the laws, regulations and orders of each such vessel’s flag state, except where such failure to be so qualified would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

(ll)                Each Owned Vessel is classed by a classification society which is a full member of the International Association of Classification Societies and is in class with valid class and trading certificates, without any overdue recommendations.

(mm)        The Company and the Subsidiaries carry, or are covered by, insurance (which term shall include membership in P&I clubs) in such amounts and covering such risks as is prudent, reasonable and customary for companies engaged in similar businesses in similar industries; neither the Company nor any of its Subsidiaries has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance; all such insurance is outstanding and in full force and effect and neither the Company nor any Subsidiary has received any notice of cancellation or proposed cancellation relating to such insurance.

(nn)            Except as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect, (i) neither the Company nor any of its Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health (as it relates to exposure to Hazardous Materials), the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”), or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (ii) the Company and each of its Subsidiaries has all permits, authorizations and approvals required under any applicable Environmental Laws and is in compliance with its requirements, (iii) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its Subsidiaries, (iv) to the knowledge of the Company, there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its Subsidiaries, relating to Hazardous Materials or any Environmental Laws, (v) neither the Company nor any of its Subsidiaries has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, (vi) there has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission or other release of any Hazardous Materials by, due to, or caused by the Company or any of its Subsidiaries (or, to the Company’s knowledge, by any other entity for whose acts or omissions the Company is or may liable) upon any other property now or previously owned or leased by the Company or any of its Subsidiaries, or upon any other property, which would be a violation of or give rise to any liability under any applicable law, rule, regulation, order, judgment, decree or permit (including any applicable regulations and standards adopted by the International Maritime Organization) relating to pollution or protection of human health (as it relates to exposure to Hazardous Materials) and the environment, (vii) there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property, of any toxic or other wastes or other hazardous substances with respect to which the Company has knowledge and (viii) neither the Company nor any of its Subsidiaries has agreed to assume, undertake or provide indemnification for any liability or any other person under any Environmental Law, including any obligation for cleanup or remedial action, other than by operation of law or due to the Company’s or any of its Subsidiaries, membership in any mutual protection and indemnity association.

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(oo)           In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect and for the avoidance of doubt neither the Company nor any of its Subsidiaries is aware of any legal proceedings that are pending or known to be contemplated against any of them under any Environmental Laws in which a governmental entity is also a party (other than such proceedings regarding which the Company and the affected Subsidiaries reasonably believe no monetary sanctions of $100,000 or more will be imposed on them) or has estimated incurring material capital expenditures to comply with any Environmental Laws, except for such costs and liabilities, proceedings and capital expenditures as set forth in the Registration Statement, the General Disclosure Package and the Final Prospectus.

(pp)           The Common Shares are listed on the NASDAQ Global Select Market and the Company has submitted a notice of an additional issuance to the NASDAQ Global Select Market regarding the Shares.

(qq)           There are no relationships or related party transactions involving the Company or any of the Subsidiaries or any other person required to be described in the Registration Statement, the General Disclosure Package and the Final Prospectus which have not been described as required.

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(rr)              Except as disclosed in the Registration Statement, the General Disclosure Package and the Final Prospectus and other than the Subsidiaries, the Company does not own directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity.

(ss)             Neither the Company nor any of its properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of the United States, the Marshall Islands, the Republic of Liberia or Greece, or any political subdivisions thereof.

(tt)               To the knowledge of the Company, neither the Company nor any of the Subsidiaries has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law which violation is required to be disclosed in the Registration Statement, the General Disclosure Package and the Final Prospectus.

(uu)            Except as set forth in the Registration Statement, the General Disclosure Package and the Final Prospectus, the Company is not prohibited, directly or indirectly, from paying any dividends, from making any other distribution, from repaying any loans or advances or from transferring any of its property or assets. All dividends and other distributions declared and payable on the shares of capital stock of the Company may, under the current laws and regulations of the Marshall Islands and any political subdivisions thereof, be paid in United States dollars and may be freely transferred out of the Marshall Islands, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the Marshall Islands and are otherwise free and clear of any other tax, withholding or deduction and without the necessity of obtaining any consents, approvals, authorizations, orders, licenses, registrations, clearances and qualifications of or with any court or governmental agency or body in the Marshall Islands.

(vv)            Except as set forth in the Registration Statement, the General Disclosure Package and the Final Prospectus, no Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company, except as described in the Registration Statement, the General Disclosure Package and the Final Prospectus or as provided by the laws of its jurisdiction of organization with respect to permissible sources of funds from which dividends may be paid.

(ww)        Assuming payment for the Shares as contemplated by this Agreement, there are no restrictions on subsequent transfers of the Shares by the Underwriters under the laws of the Marshall Islands except as may be provided by law with respect to insolvency or bankruptcy of an Underwriter.

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(xx)            No forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) contained in the Registration Statement, the General Disclosure Package or the Final Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(yy)            The Company believes that it is not currently a passive foreign investment company (“PFIC”) within the meaning of Section 1297(a) of the United States Internal Revenue Code of 1986, as amended, and does not currently intend to take any action that is likely to result in it becoming a PFIC.

(zz)             There are no material capital gains, income, withholding, documentary, stamp or other taxes or duties or similar fees or charges under U.S. federal law or the laws of any U.S. state, the Republic of the Marshall Islands or the Republic of Liberia or any political subdivision of any thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company of the Shares, or the sale and delivery by the Company of the Shares to or for the respective accounts of the Underwriters or the sale and delivery by the Underwriters of the Shares to the initial purchasers thereof.

(aaa)         The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(bbb)       Except as described in the Registration Statement, the General Disclosure Package or the Final Prospectus and except as would not be reasonably expected to have a Material Adverse Effect, neither the Company nor any Subsidiary has sent or received any communication regarding termination of, or intent not to renew, any of the contracts, charters or agreements referred to or described in the Registration Statement, the General Disclosure Package or the Final Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company or any Subsidiary or, to the Company’s knowledge, any other party to any such contract or agreement.

(ccc)         Neither the Company nor any of its Subsidiaries or affiliates, nor any director, officer, nor, to the knowledge of the Company, any employee, agent, representative or other person acting on behalf of the Company or any of its Subsidiaries or affiliates has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage; and the Company and its subsidiaries and affiliates have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintain and will continue to maintain policies and procedures designed to promote and achieve compliance with such laws and with the representation and warranty contained herein.

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(ddd)       The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Company and its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(eee)         (i) Neither the Company nor any of its Subsidiaries, nor any director, officer or employee thereof, nor, to the Company’s knowledge, any agent, affiliate or representative of the Company or any of its Subsidiaries, is an individual or entity (“Person”) that is, or is owned or controlled by a Person that is:

(A)              the target of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council (“UNSC”), the European Union (“EU”), Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor

(B)              located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, Libya, North Korea, Sudan and Syria).

(ii)                The Company will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:

(A)              to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or

(B)              in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(iii)               the Company and its Subsidiaries have not knowingly engaged in, are not now knowingly engaged in, and will not knowingly engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions, except as permitted by the Sanctions.

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(fff)             Except as described in the Registration Statement, the General Disclosure Package and the Final Prospectus, no holders of any securities of the Company or of any options, warrants or other convertible or exchangeable securities of the Company have the right to include any securities issued by the Company in the Registration Statement or any registration statement to be filed by the Company or to require the Company to file a registration statement under the Act, other than those holders who have waived such rights. Except as described in the Preliminary Prospectus, any Issuer Free Writing Prospectus and the Final Prospectus, no holder of any securities of the Company or any other person has the right, contractual or otherwise, which has not been satisfied or effectively waived, to cause the Company to sell or otherwise issue to them, or permit them to underwrite the sale of, any of the Shares.

(ggg)         Other than pursuant to this Agreement, neither the Company nor any of the Subsidiaries has incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or by the Final Prospectus.

(hhh)         Neither the Company nor to the Company’s knowledge, any of its stockholders, has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might be reasonably expected to constitute, the stabilization or manipulation of the prices of the Shares to facilitate the sale or resale of the Shares.

(iii)               The Company is a “foreign private issuer” as defined in Rule 405 of the Act.

2.                  Purchase, Sale and Delivery of the Firm Shares.

(a)                On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Company agrees to sell to the Underwriters and each Underwriter agrees, severally and not jointly, to purchase, at a price of $4.7625 per share (the “Underwriters’ Price”), the number of Firm Shares set forth opposite the name of each Underwriter in Schedule I hereof, subject to adjustments in accordance with Section 9 hereof; provided that with respect to an aggregate of 37,250,418 of the Firm Shares allocated at the direction of the Company (the “Directed Firm Shares”), including to funds managed by Oaktree Capital Management, L.P., Angelo, Gordon & Co., Monarch Alternative Capital, L.P. and family members and an entity owned and controlled by affiliates of the family of Mr. Petros Pappas (collectively, the “Significant Shareholders”), the Underwriters shall purchase such Directed Firm Shares at the Public Offering Price (as defined below).

(b)               Payment for the Firm Shares to be sold hereunder is to be made in federal (same day) funds against delivery of certificates therefor to the Representative for the several accounts of the Underwriters. Such payment and delivery are to be made through the facilities of The Depository Trust Company, New York, New York at 10:00 a.m., New York time, on the third business day after the date of this Agreement or at such other time and date not later than five business days thereafter as you and the Company shall agree upon, such time and date being herein referred to as the “Closing Date.” (As used herein, “business day” means a day on which the NASDAQ Global Select Market is open for trading and on which banks in New York are open for business and are not permitted by law or executive order to be closed.)

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(c)                In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase the Option Shares at the Underwriters’ Price, provided, however, that the price per share paid by the Underwriters for any Option Shares shall be reduced by an amount per share equal to any dividends declared by the Company and payable on the Firm Shares but not payable on such Option Shares; provided further, however, that the Significant Shareholders shall not participate in the purchase of the Option Shares. The option granted hereby may be exercised in whole or in part by giving written notice within 30 days after the date of this Agreement, by you, as Representative of the several Underwriters to the Company setting forth the number of Option Shares as to which the several Underwriters are exercising the option and the time and date at which such certificates are to be delivered. The time and date at which certificates for Option Shares are to be delivered shall be determined by the Representative but shall not be earlier than two nor later than 10 full business days after the exercise of such option, nor in any event prior to the Closing Date (such time and date being herein referred to as the “Option Closing Date”). If the date of exercise of the option is two or more days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date. The number of Option Shares to be purchased by each Underwriter shall be in the same proportion to the total number of Option Shares being purchased as the number of Firm Shares being purchased by such Underwriter bears to the total number of Firm Shares, adjusted by you in such manner as to avoid fractional shares. You, as Representative of the several Underwriters, may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Company. To the extent, if any, that the option is exercised, payment for the Option Shares shall be made on the Option Closing Date in federal (same day funds) through the facilities of The Depository Trust Company in New York, New York drawn to the order of the Company.

3.                  Offering by the Underwriters.

It is understood that the several Underwriters are to make a public offering of the Firm Shares as soon as the Representative deems it advisable to do so. The Firm Shares are to be initially offered to the public at $5.00 a share (the “Public Offering Price”). The Representative may from time to time thereafter change the public offering price and other selling terms.

It is further understood that you will act as the Representative for the Underwriters in the offering and sale of the Shares in accordance with a Master Agreement Among Underwriters entered into by you and the several other Underwriters.

4.                  Covenants of the Company.

The Company covenants and agrees with the several Underwriters that:

(a)                The Company will (A) prepare and timely file with the Commission under Rule 424(b) (without reliance on Rule 424(b)(8)) under the Act a Final Prospectus in a form approved by the Representative containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rules 430A, 430B or 430C under the Act, (B) not file any amendment to the Registration Statement or distribute an amendment or supplement to the General Disclosure Package or the Final Prospectus or document incorporated by reference therein of which the Representative shall not previously have been advised and furnished with a copy or to which the Representative shall have reasonably objected as soon as reasonably practicable in writing or which is not in compliance with the Rules and Regulations and (C) file or furnish on a timely basis all reports required to be filed or furnished by the Company with the Commission subsequent to the date of the Final Prospectus and prior to the termination of the offering of the Shares by the Underwriters.

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(b)               The Company will (i) not make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 under the Act) required to be filed by the Company with the Commission under Rule 433 under the Act unless the Representative approves its use in writing prior to first use (each, a “Permitted Free Writing Prospectus”), which approval shall not be unreasonably withheld; provided that the prior written consent of the Representative hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectus included in Schedule III hereto, (ii) treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, (iii) comply with the requirements of Rules 164 and 433 under the Act applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and (iv) not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Act a free writing prospectus prepared by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder.

(c)                The Company will advise the Representative promptly (A) when any post-effective amendment to the Registration Statement or new registration statement relating to the Shares shall have become effective, or any supplement to the Final Prospectus shall have been filed, (B) of the receipt of any comments from the Commission, (C) of any request of the Commission for amendment of the Registration Statement or the filing of a new registration statement or any amendment or supplement to the General Disclosure Package or the Final Prospectus or any document incorporated by reference therein or otherwise deemed to be a part thereof or for any additional information and (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or such new registration statement or any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Final Prospectus, or of the institution of any proceedings for that purpose or pursuant to Section 8A of the Act. The Company will use its reasonable best efforts to prevent the issuance of any such order and to obtain as soon as possible the lifting thereof, if issued.

(d)               The Company will use commercially reasonable efforts to cooperate with the Representative in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions as the Representative may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representative may reasonably request for distribution of the Shares.

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(e)                The Company will deliver to, or upon the order of, the Representative, from time to time, as many copies of any Preliminary Prospectus as the Representative may reasonably request. The Company will deliver to, or upon the order of, the Representative, from time to time, as many copies of any Issuer Free Writing Prospectus as the Representative may reasonably request. The Company will deliver to, or upon the order of, the Representative during the period when delivery of a Final Prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Act) is required under the Act, as many copies of the Final Prospectus in final form, or as thereafter amended or supplemented, as the Representative may reasonably request. The Company will deliver to the Representative such number of copies of the Registration Statement (including such number of copies of the exhibits filed therewith that may reasonably be requested), including documents incorporated by reference therein, and of all amendments thereto, as the Representative may reasonably request.

(f)                 The Company will comply with the Act and the Rules and Regulations, and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and the Final Prospectus. If during the period in which a prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Act) is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the Final Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Final Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Final Prospectus to comply with any law, the Company as promptly as reasonably practicable will either (i) prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Final Prospectus or (ii) prepare and file with the Commission an appropriate filing under the Exchange Act which shall be incorporated by reference in the Final Prospectus so that the Final Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Final Prospectus will comply with the law.

(g)                If the General Disclosure Package is being used to solicit offers to buy the Shares at a time when the Final Prospectus is not yet available to prospective purchasers and any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the General Disclosure Package in order to make the statements therein, in the light of the circumstances, not misleading, or to make the statements therein not conflict with the information contained in the Registration Statement then on file, or if it is necessary at any time to amend or supplement the General Disclosure Package to comply with any law, the Company promptly will either (i) prepare, file with the Commission (if required) and furnish to the Underwriters and any dealers an appropriate amendment or supplement to the General Disclosure Package or (ii) prepare and file with the Commission an appropriate filing under the Exchange Act which shall be incorporated by reference in the General Disclosure Package so that the General Disclosure Package as so amended or supplemented will not, in the light of the circumstances, be misleading or conflict with the Registration Statement then on file, or so that the General Disclosure Package will comply with law.

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(h)                The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earnings statement (which need not be audited) in reasonable detail, complying with the requirements of Section 11(a) of the Act and Rule 158 under the Act and will advise you in writing when such statement has been so made available.

(i)                  Prior to the Closing Date, the Company will furnish to the Underwriters, as soon as they have been prepared by or are available to the Company, a copy of any finalized unaudited interim financial statements of the Company for any period subsequent to the period covered by the most recent financial statements appearing in the Registration Statement and the Final Prospectus.

(j)                 (1) No offering, sale, short sale or other disposition of any Common Shares of the Company or other securities convertible into or exchangeable or exercisable for Common Shares or derivative of Common Shares (or agreement for such) will be made and (2) no filing of any registration statement with the Commission relating to the offering of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares will be made, in each case for a period of 60 days after the date of the Final Prospectus, directly or indirectly, by the Company otherwise than hereunder or with the prior written consent of Jefferies LLC and Morgan Stanley & Co. LLC, except for amendments to the Registration Statement on Form F-3 (File No. 333-198832) (and deemed post-effective amendments to the Registration Statement pursuant to Rule 429 under the Securities Act) that do not increase the number of shares eligible for sale thereunder.

(k)               For a period of 60 days after the date of the Final Prospectus, the Company shall use commercially reasonable efforts to maintain the listing of its Common Shares on the NASDAQ Global Select Market.

(l)                  The Company has caused each executive officer and director of the Company and each person listed on Schedule IV hereto, to sign, on or prior to the date of this agreement, a letter or letters, substantially in the form attached hereto as Exhibit C (the “Lockup Agreement”).

(m)              The Company shall apply the net proceeds of its sale of the Shares as set forth in the Registration Statement, General Disclosure Package and the Final Prospectus.

(n)                The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Shares in such a manner as would require the Company or any of the Subsidiaries to register as an investment company under the 1940 Act.

(o)               The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

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5.                  Costs and Expenses.

The Company will pay all costs, expenses and fees incident to the performance of the obligations of the Company under this Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Company; the fees and disbursements of counsel for the Company; costs incident to the authorization, issuance, sale, preparation and delivery of the Shares and any taxes payable in that regard, the cost of printing and delivering to, or as requested by, you copies of the Registration Statement, Preliminary Prospectuses, the Issuer Free Writing Prospectuses, the Final Prospectus, this Agreement, any Blue Sky surveys and any supplements or amendments thereto; the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares, including without limitations, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants and 50% of the cost of any aircraft chartered in connection with the road show; the filing fees of the Commission, if any; the filing fees and expenses (including legal fees and disbursements up to $15,000) incident to securing any required review by FINRA of the terms of the sale of the Shares; the listing fee of the NASDAQ Global Select Market; the reasonable fees and expenses of the transfer agent, including the fees and disbursements of counsel for the transfer agent in connection with the Shares; the costs and expenses (including without limitation any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Shares made by the Underwriters caused by a breach of the representation in Section 1(b)); and the expenses, including the fees and disbursements of counsel for the Underwriters, incurred in connection with the qualification of the Shares under state securities or Blue Sky laws. The Company shall not, however, be required to pay for any of the Underwriters’ expenses (other than those related to qualification under FINRA regulation and state securities or Blue Sky laws) except that, if this Agreement shall not be consummated because the conditions in Section 6 hereof are not satisfied, or because this Agreement is terminated by the Representative pursuant to Section 12(a) hereof, or by reason of any failure, refusal or inability on the part of the Company to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on its part to be performed, unless such failure, refusal or inability is due primarily to the default or omission of you or any of the Underwriters, the Company shall reimburse the several Underwriters for reasonable out-of-pocket expenses, including reasonable fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Shares or in contemplation of performing their obligations hereunder; but the Company shall not in any event be liable to the Underwriters for damages on account of loss of anticipated profits from the sale by them of the Shares.

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6.                  Conditions of Obligations of the Underwriters.

The several obligations of the Underwriters to purchase the Firm Shares on the Closing Date and the Option Shares, if any, on the Option Closing Date are subject to the accuracy, as of the Applicable Time, the Closing Date or the Option Closing Date, as the case may be, of the representations and warranties of the Company contained herein, and to the performance by the Company of its covenants and obligations hereunder and to the following additional conditions:

(a)                The Registration Statement and all post-effective amendments thereto shall have become effective and the Final Prospectus and each Issuer Free Writing Prospectus required shall have been filed as required by Rules 424(b) (without reliance on Rule 424(b)(8)), 430A, 430B, 430C or 433 under the Act, as applicable, within the time period prescribed by, and in compliance with, the Rules and Regulations, and any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Representative and complied with to its reasonable satisfaction. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Act shall have been taken or, to the knowledge of the Company, shall be contemplated or threatened by the Commission and no injunction, restraining order or order of any nature by a Federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Shares.

(b)               The Representative shall have received on the Closing Date or the Option Closing Date, as the case may be, the favorable opinions dated the Closing Date or the Option Closing Date, in form and substance reasonably satisfactory to Simpson Thacher & Bartlett LLP, counsel for the Underwriters (“Underwriters’ Counsel”) addressed to each of the Underwriters (including the Representative) and stating that such opinions may be relied upon by Underwriters’ Counsel, of each of the following counsel:

(i)                  Paul, Weiss, Rifkind, Wharton & Garrison LLP, U.S. counsel for the Company, with respect to matters of U.S. law, to the effect set forth in Exhibit D-I hereto and to such further effect as Underwriters’ Counsel may reasonably request;

(ii)                Seward & Kissel LLP, special counsel for the Company with respect to matters of Marshall Islands law, to the effect set forth in Exhibit D-II hereto and to such further effect as Underwriters’ Counsel may reasonably request; and

(iii)               Suzanna Manaka, special counsel for the Company with respect to matters of Greek law, to the effect set forth in Exhibit D-III hereto and to such further effect as Underwriters’ Counsel may reasonably request;

(iv)              Georgia Mastagaki, of the Company, to the effect set forth in Exhibit D-IV hereto and to such further effect as Underwriters’ Counsel may reasonably request.

(c)                The Representative shall have received from Underwriters’ Counsel an opinion dated the Closing Date or the Option Closing Date, as the case may be, with respect to such matters as may be requested by the Underwriters. In addition, the Representative shall have received from Underwriters’ Counsel a letter stating that nothing has come to the attention of such counsel which leads them to believe that (i) the Registration Statement, or any amendment thereto, as of the time it became effective under the Act (including the information deemed to be a part of the Registration Statement at the time it became effective pursuant to Rules 430A, 430B or 430C under the Act) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the General Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (iii) the Final Prospectus, or any supplement thereto, on the date it was filed pursuant to the Rules and Regulations and as of the Closing Date or the Option Closing Date, as the case may be, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact, necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need express no view as to financial statements and schedules and other financial data therein). With respect to such statement, Underwriters’ Counsel may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

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(d)               You shall have received, on each of the date hereof, the Closing Date and, if applicable, the Option Closing Date, a letter dated the date hereof, the Closing Date or the Option Closing Date, as the case may be, in form and substance reasonably satisfactory to you, of each of Ernst & Young (Hellas) Certified Auditors Accountants S.A. and Deloitte, Hadjipavlou, Sofianos & Cambanis S.A. confirming that they are each an independent registered public accounting firm with respect to the Company and the Subsidiaries within the meaning of the Act and the applicable Rules and Regulations and the PCAOB, and stating that in their opinion the financial statements and schedules examined by each of them and included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Final Prospectus comply in form in all material respects with the applicable accounting requirements of the Act and the related Rules and Regulations; and containing such other statements and information as is ordinarily included in accountants’ “comfort letters” to Underwriters with respect to the financial statements and certain financial and statistical information contained in the Registration Statement, the General Disclosure Package and the Final Prospectus.

(e)                You shall have received, on the date hereof, letters dated the date hereof, in form and substance reasonably satisfactory to you, of Ernst & Young (Hellas) Certified Auditors Accountants S.A., confirming that they are an independent registered public accounting firm to (i) Oceanbulk and (ii) Pappas within the meaning of the Act and the applicable Rules and Regulations and the PCAOB, and stating that in their opinion the financial statements and schedules examined by each of them and included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Final Prospectus or attached to such letter, as the case may be, comply in form in all material respects with the applicable accounting requirements of the Act and the related Rules and Regulations; and containing such other statements and information as is ordinarily included in accountants’ “comfort letters” to Underwriters with respect to the financial statements and certain financial and statistical information contained in the Registration Statement, the General Disclosure Package and the Final Prospectus.

(f)                 The Representative shall have received on the Closing Date and, if applicable, the Option Closing Date, as the case may be, a certificate or certificates of the Chief Executive Officer and the Chief Financial Officer of the Company to the effect that, as of the Closing Date or the Option Closing Date, as the case may be, each of them severally represents, in their capacities as Chief Executive Officer or Chief Financial Officer, as the case may be, and not in their individual capacity, as follows:

(i)                  The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement or no order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Final Prospectus has been issued, and no proceedings for such purpose or pursuant to Section 8A of the Act have been taken or are, to his or her knowledge, contemplated or threatened by the Commission;

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(ii)                The representations and warranties of the Company contained in Section 1 hereof are true and correct as of the Closing Date or the Option Closing Date, as the case may be;

(iii)               All filings required to have been made pursuant to Rules 424, 430A, 430B or 430C under the Act have been made as and when required by such rules;

(iv)              He has carefully examined the General Disclosure Package and any individual Limited Use Free Writing Prospectus and, in his opinion, as of the Applicable Time, the statements contained in the General Disclosure Package and any individual Limited Use Free Writing Prospectus did not contain any untrue statement of a material fact, and such General Disclosure Package and any individual Limited User Free Writing Prospectus, when considered together with the General Disclosure Package, did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(v)                He has carefully examined the Registration Statement and, in his opinion, as of the effective date of the Registration Statement, the Registration Statement and any amendments thereto did not contain any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein not misleading, and since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement to or an amendment of the Final Prospectus which has not been so set forth in such supplement or amendment;

(vi)              He has carefully examined the Final Prospectus and, in his opinion, as of its date and the Closing Date or the Option Closing Date, as the case may be, the Final Prospectus and any amendments and supplements thereto did not contain any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

(vii)             Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and Final Prospectus, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business.

(g)                The Representative shall have received on the date hereof, the Closing Date and, if applicable, the Option Closing Date, as the case may be, a certificate of the Chief Financial Officer of the Company to the effect set forth in Exhibit E hereto.

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(h)                The Company shall have furnished to the Representative such further certificates and documents confirming the representations and warranties, covenants and conditions contained herein and related matters as the Representative may have reasonably requested.

(i)                  The Company shall not have received a notice from the NASDAQ Global Select Market that the Shares have not been approved for listing.

(j)                 The Lockup Agreements described in Section 4(l) are in full force and effect.

(k)               The Directed Firm Shares shall have been simultaneously purchased from the Underwriters pursuant to Section 2(a) hereof.

The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects reasonably satisfactory to the Representative and to Underwriters’ Counsel.

If any of the conditions hereinabove provided for in this Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representative by notifying the Company of such termination in writing by facsimile at or prior to the Closing Date or the Option Closing Date, as the case may be.

In such event, the Company and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).

7.                  Conditions of the Obligations of the Company.

The obligations of the Company to sell and deliver the Firm Shares or the Option Shares required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date or the Option Closing Date, as the case may be, no stop order suspending the effectiveness of the Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.

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8.                  Indemnification.

(a)                The Company agrees:

(i)                  to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act, against any losses, claims, damages or liabilities to which such Underwriter or any such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon: any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Final Prospectus, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, any “road show” as defined in Rule 433(h) under the Securities Act or any amendment or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Final Prospectus, any “road show” as defined in Rule 433(h) under the Securities Act or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 14 herein; and

(ii)                to reimburse each Underwriter and each such controlling person upon demand for any legal or other out-of-pocket expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Shares, whether or not such Underwriter or controlling person is a party to any action or proceeding. In the event that it is finally judicially determined that the Underwriters were not entitled to receive payments for legal and other expenses pursuant to this subparagraph, the Underwriters will promptly return all sums that had been advanced pursuant hereto.

(b)               Each Underwriter severally and not jointly will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Final Prospectus or any amendment or supplement thereto, or (ii) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Final Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 14 herein.

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(c)                In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing. No indemnification provided for in Section 8(a) or (b) shall be available to any party who shall fail to give notice as provided in this Section 8(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 8(a) or (b). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (which may be counsel to such indemnifying party) and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the fees and expenses of one counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest between them or (iii) the indemnifying party shall have failed to assume the defense and employ counsel acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to Section 8(b) and by the Company in the case of parties indemnified pursuant to Section 8(a). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding.

(d)               To the extent the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Final Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

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The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8 (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this Section 8(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

(e)                In any proceeding relating to the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Final Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join it as an additional defendant in any such proceeding in which such other contributing party is a party. The agent for service of process to the Company is Star Bulk (USA) LLC (the “Authorized Agent”).

(f)                 Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers or any persons controlling the Company, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter, or any person controlling any Underwriter, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8.

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9.                  Default By Underwriters.

If, on the Closing Date or the Option Closing Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the Shares which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company) you, as Representative of the Underwriters, shall use your reasonable efforts to procure within 36 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company such amounts as may be agreed upon and upon the terms set forth herein, the Shares which the defaulting Underwriter or Underwriters failed to purchase. If during such 36 hours you, as such Representative, shall not have procured such other Underwriters, or any others, to purchase the Shares agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of shares with respect to which such default shall occur does not exceed 10% of the Shares to be purchased on the Closing Date or the Option Closing date, as the case may be, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Shares which they are obligated to purchase hereunder, to purchase the Shares which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate number of shares of Shares with respect to which such default shall occur exceeds 10% of the Shares to be purchased on the Closing Date or the Option Closing Date, as the case may be, the Company or you as the Representative of the Underwriters will have the right, by written notice given within the next 36- hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters or of the Company except to the extent provided in Sections 5 and 8 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 9, the Closing Date or the Option Closing Date, as the case may be, may be postponed for such period, not exceeding seven days, as you, as Representative, may determine in order that the required changes in the Registration Statement, the General Disclosure Package or in the Final Prospectus or in any other documents or arrangements may be effected. The term “Underwriter” includes any person substituted for a defaulting Underwriter. Any action taken under this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

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10.              Payment of Additional Amounts.

All payments to be made by the Company under this Agreement shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever (“Taxes”) imposed or levied by or on behalf of the government of the Republic of Marshall Islands or any political subdivision or any authority or agency therein or thereof having power to tax, or any other jurisdiction in which the Company (including any successor entity) is organized or is otherwise resident for tax purposes, or any jurisdiction from or through which payment is made (each a “Specified Tax Jurisdiction”) unless the Company is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Company shall pay such additional amounts (“Additional Amounts”) as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made provided, however , that the foregoing obligation to pay Additional Amounts does not apply to:

(1)	any Taxes that would not have been so imposed but for the recipient having any present or former connection with the Specified Tax Jurisdiction imposing the Tax, including such recipient (i) being organized under the laws of, or otherwise being or having been a domiciliary, citizen, resident or national thereof, (ii) being or having been engaged in a trade or business therein, (iii) having or having had its principal office located therein, (iv) maintaining a permanent establishment therein, (v) being or having been physically present therein, or (vi) otherwise having or having had some connection with the Specified Tax Jurisdiction (other than, in each case, any present or former connection arising solely as a result of the transactions contemplated by this Agreement);

(2)	any Taxes imposed as a result of the failure of the recipient to complete, execute and deliver to the Company (but only if such recipient can do so without undue hardship) any form or document to the extent applicable to such recipient that may be required by law or by reason of administration of such law and which is reasonably requested in writing to be delivered to the Company in order to enable the Company to make payments without deduction or withholding for Taxes, or with deduction or withholding of a lesser amount, which form or document will be delivered within 30 days of a written request therefor by the Company; or

(3)	any Taxes imposed on or with respect to any payment by the Company to the recipient if such recipient is (i) a fiduciary, a partnership, or other fiscally transparent entity, or (ii) a person other than the sole beneficial owner of such payment, to the extent that a beneficiary or settlor with respect to such fiduciary, a partner or a member of such partnership or other fiscally transparent entity or the beneficial owner of such payment would not have been entitled to Additional Amounts had such beneficiary, settlor, partner, member or beneficial owner been the direct recipient of such payment.

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11.              Notices.

All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered, telecopied or telegraphed and confirmed as follows: if to the Underwriters, to Jefferies LLC, 520 Madison Avenue, New York, NY 10022, Attention: General Counsel and Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036, Attention: Equity Syndicate Desk, with a copy to the Legal Department and Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, fax no. (212) 455-2502, Attention: Lesley Peng, Esq.; or if to the Company, to Star Bulk Carriers Corp., c/o Star Bulk Management Inc., 40 Agiou Konstantinou Street, 15124 Maroussi, Athens, Greece (telefax: 011 30 210 617 8378; Attention: Spyros Capralos, with a copy to Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York 10019, fax no. (212) 492-0052, Attention: Lawrence G. Wee, Esq.

12.              Termination.

This Agreement may be terminated by you by notice to the Company:

(a)                at any time prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to Option Shares) if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Final Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, (ii) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in your judgment, make it impracticable or inadvisable to market the Shares or to enforce contracts for the sale of the Shares, or (iii) suspension of trading in securities generally on the New York Stock Exchange or the NASDAQ Global Select Market or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on any such Exchange, (iv) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects or may materially and adversely affect the business or operations of the Company, (v) the declaration of a banking moratorium by United States or New York State authorities, (vi) any downgrading, or placement on any watch list for possible downgrading, in the rating of any of the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined for purposes of Section 3(a)(62) of the Exchange Act), (vii) the suspension of trading of the Company’s Common Shares by the NASDAQ Global Select Market, the Commission, or any other governmental authority, or (viii) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States; or

(b)               as provided in Sections 6 and 9 of this Agreement.

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13.              Successors.

This Agreement has been and is made solely for the benefit of the Underwriters and the Company and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign merely because of such purchase.

14.              Information Provided By Underwriters.

The Company and the Underwriters acknowledge and agree that the only information furnished or to be furnished by any Underwriter to the Company for inclusion in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Final Prospectus consists of the information set forth in the third, tenth and eleventh paragraphs under the caption “Underwriting” in the Final Prospectus.

15.              Miscellaneous.

The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or its directors or officers, and (c) delivery of and payment for the Shares under this Agreement.

The Company acknowledges that in connection with the offering of the Shares: (i) the Underwriters have acted at arm’s length, are not agents of, and owe no fiduciary duties to, the Company or any other person, (ii) the Underwriters owe the Company only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any, and (iii) the Underwriters may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Shares.

The Company has not relied upon the Representative or legal counsel for the Representative for any legal, tax or accounting advice in connection with the offering and sale of the Shares.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

34

This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the principles of conflicts of laws. Each of the parties hereto irrevocably (i) agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any state or federal court located in the Borough of Manhattan, The City of New York, New York (each a “New York Court”), (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. The Company has appointed the Authorized Agent upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by you or by any person who controls you, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. The Company represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company.

[Signature Page Follows]

35

If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company and the several Underwriters in accordance with its terms.

Very truly yours,

STAR BULK CARRIERS CORP.

By	/s/ Hamish Norton
Name: Hamish Norton
Title: President

The foregoing Underwriting Agreement
is hereby confirmed and accepted as
of the date first above written.

As Representative of the several
Underwriters listed on Schedule I

Jefferies LLC

By	/s/ Michael Bauer
Name: Michael Bauer
Title: Managing Director

Morgan Stanley & Co. LLC

By	/s/ Lauren Garcia Belmonte
Name: Lauren Garcia Belmonte
Title: Managing Director

SCHEDULE I

Schedule of Underwriters

Underwriter	Number of Firm Shares to be Purchased
Jefferies LLC	22,050,189
Morgan Stanley & Co. LLC	22,050,189
ABN AMRO Securities (USA) LLC	1,225,010
Credit Agricole Securities (USA) Inc.	1,225,010
DNB Markets, Inc.	1,225,010
DVB Capital Markets LLC	1,225,010
Total	49,000,418

SCHEDULE II

Schedule of Option Shares

Underwriter	Maximum Number of Option Shares	Percentage of Total Number of Option Shares
Jefferies LLC	793,126	45.0%
Morgan Stanley & Co. LLC	793,126	45.0%
ABN AMRO Securities (USA) LLC	44,062	2.5%
Credit Agricole Securities (USA) Inc.	44,062	2.5%
DNB Markets, Inc.	44,062	2.5%
DVB Capital Markets LLC	44,062	2.5%
Total	1,762,500	100.0%

SCHEDULE III

(A) Issuer Free Writing Prospectus

Management Presentation, dated January 2015.

(B) General Use Free Writing Prospectus

Free writing prospectus filed by the Company under Rule 433(d) of the Securities Act on January 9, 2015.

SCHEDULE IV

Signatories to Lock Up Agreement

1.	Spyros Capralos
2.	Petros Pappas
3.	Milena Pappas
4.	Koert Erhardt
5.	Tom Softeland
6.	Simos Spyrou
7.	Zenon Kleopas
8.	Roger Schmitz
9.	Hamish Norton
10.	Nicos Rescos
11.	Christos Begleris
12.	Rajath Shourie
13.	Emily Stephens
14.	Renée Kemp
15.	Stelios Zavvos
16.	Oaktree Value Opportunites Fund, L.P.
17.	Oaktree Opportunities Fund IX Delaware, L.P.
18.	Oaktree Opportunities Fund IX (Parallel 2), L.P.
19.	Oaktree Dry Bulk Holdings LLC
20.	Oaktree Opportunities Fund VIII, L.P.
21.	Oaktree Opportunities Fund VIII (Parallel), L.P.
22.	Oaktree Opportunities Fund VIII (Parallel 2), L.P.
23.	Oaktree Opportunities Fund VIIIb, L.P.
24.	Oaktree Opportunities Fund VIIIb (Parallel), L.P.
25.	Oaktree Huntington Investment Fund, L.P.
26.	Monarch Debt Recovery Master Fund Ltd
27.	Monarch Opportunities Master Fund Ltd
28.	Monarch Capital Master Partners III LP
29.	Monarch Capital Master Partners III-A LP
30.	P Monarch Recovery Fund Ltd
31.	Monarch Alternative Solutions Master Fund Ltd
32.	Silver Oak Capital, L.L.C.
33.	Ilta Commodities SA
34.	Alexandros Pappas

EXHIBIT A-I

SUBSIDIARIES OF STAR BULK CARRIERS CORP.

Name	Organization	Ownership percentage
Star Bulk Management Inc.	Marshall Islands	100%
Starbulk S.A.	Liberia	100%
Star Bulk (USA) LLC	Delaware	100%
Star Alpha LLC	Marshall Islands	100%
Star Beta LLC	Marshall Islands	100%
Star Gamma LLC	Marshall Islands	100%
Star Delta LLC	Marshall Islands	100%
Star Epsilon LLC	Marshall Islands	100%
Star Zeta LLC	Marshall Islands	100%
Star Theta LLC	Marshall Islands	100%
Star Kappa LLC	Marshall Islands	100%
Lamda LLC	Marshall Islands	100%
Star Omicron LLC	Marshall Islands	100%
Star Cosmo LLC	Marshall Islands	100%
Star Ypsilon LLC	Marshall Islands	100%
Star Aurora LLC	Marshall Islands	100%
Star Borealis LLC	Marshall Islands	100%
Star Polaris LLC	Marshall Islands	100%
Star Big LLC	Marshall Islands	100%
Star Mega LLC	Marshall Islands	100%
Star Bulk Manning LLC	Marshall Islands	100%
Star Challenger I LLC	Marshall Islands	100%
Star Challenger II LLC	Marshall Islands	100%
Star Vega LLC	Marshall Islands	100%
Star Sirius LLC	Marshall Islands	100%
Star Castle I LLC	Marshall Islands	100%
Star Castle II LLC	Marshall Islands	100%
Star Ennea LLC	Marshall Islands	100%
Star Cape I LLC	Marshall Islands	100%
Star Cape II LLC	Marshall Islands	100%
Star Asia I LLC	Marshall Islands	100%
Star Asia II LLC	Marshall Islands	100%
Star Axe I LLC	Marshall Islands	100%
Star Axe II LLC	Marshall Islands	100%
Star Seeker LLC	Marshall Islands	100%
Star Breezer LLC	Marshall Islands	100%
Oceanbulk Shipping LLC	Marshall Islands	100%
Oceanbulk Carriers LLC	Marshall Islands	100%
Premier Voyage LLC	Marshall Islands	100%
Oocape I Holdings LLC	Marshall Islands	100%
KMSRX Holdings LLC	Marshall Islands	100%
Cape Horizon Shipping LLC	Marshall Islands	100%

A-I-1

Cape Ocean Maritime LLC	Marshall Islands	100%
L.A. Cape Shipping LLC	Marshall Islands	100%
Grain Shipping LLC	Marshall Islands	100%
Glory Supra Shipping LLC	Marshall Islands	100%
Global Cape Shipping LLC	Marshall Islands	100%
Sky Cape Shipping LLC	Marshall Islands	100%
Pacific Cape Shipping LLC	Marshall Islands	100%
Cape Confidence Shipping LLC	Marshall Islands	100%
Cape Runner Shipping LLC	Marshall Islands	100%
Olympia Shiptrade LLC	Marshall Islands	100%
Victory Shipping LLC	Marshall Islands	100%
Sea Cape Shipping LLC	Marshall Islands	100%
Coral Cape Shipping LLC	Marshall Islands	100%
Aurelia Shipping LLC	Marshall Islands	100%
Pearl Shiptrade LLC	Marshall Islands	100%
Rainbow Maritime LLC	Marshall Islands	100%
Sea Diamond Shipping LLC	Marshall Islands	100%
Majestic Shipping LLC	Marshall Islands	100%
Nautical Shipping LLC	Marshall Islands	100%
Mineral Shipping LLC	Marshall Islands	100%
White Sand Shipping LLC	Marshall Islands	100%
Clearwater Shipping LLC	Marshall Islands	100%
Domus Shipping LLC	Marshall Islands	100%
Festive Shipping LLC	Marshall Islands	100%
Star Alta I LLC	Marshall Islands	100%
Star Alta II LLC	Marshall Islands	100%
Gravity Shipping LLC	Marshall Islands	100%
Orion Maritime LLC	Marshall Islands	100%
Spring Shipping LLC	Marshall Islands	100%
Success Maritime LLC	Marshall Islands	100%
Ultra Shipping LLC	Marshall Islands	100%
Searay Maritime LLC	Marshall Islands	100%
Blooming Navigation LLC	Marshall Islands	100%
Oday Marine LLC	Marshall Islands	100%
Jasmine Shipping LLC	Marshall Islands	100%
Star Synergy LLC	Marshall Islands	100%
Star Omas LLC	Marshall Islands	100%
Dioriga Shipping Co.	Marshall Islands	100%
Positive Shipping Company	Marshall Islands	100%
International Holdings LLC	Marshall Islands	100%
Unity Holding LLC	Marshall Islands	100%
Star Trident V	Marshall Islands	100%
Star Trident VI	Marshall Islands	100%
Star Trident VII	Marshall Islands	100%
Star Trident I	Marshall Islands	100%
Star Trident VIII	Marshall Islands	100%

A-I-2

Star Trident IX	Marshall Islands	100%
Star Trident X	Marshall Islands	100%
Star Trident XI	Marshall Islands	100%
Star Trident II	Marshall Islands	100%
Star Trident XII	Marshall Islands	100%
Star Trident XIII	Marshall Islands	100%
Star Trident XIV	Marshall Islands	100%
Star Trident XV	Marshall Islands	100%
Star Trident XVI	Marshall Islands	100%
Star Trident XVII	Marshall Islands	100%
Star Trident XVIII	Marshall Islands	100%
Star Trident XIX	Marshall Islands	100%
Star Trident III	Marshall Islands	100%
Star Trident XX	Marshall Islands	100%
Star Trident IV	Marshall Islands	100%
Star Trident XXI	Marshall Islands	100%
Star Trident XXII	Marshall Islands	100%
Star Trident XXIII	Marshall Islands	100%
Star Trident XXIV	Marshall Islands	100%
Star Trident XXV	Marshall Islands	100%
Star Trident XXVI	Marshall Islands	100%
Star Trident XXVII	Marshall Islands	100%
Star Trident XXVIII	Marshall Islands	100%
Star Trident XXIX	Marshall Islands	100%
Star Trident XXX	Marshall Islands	100%
Star Trident XXXI	Marshall Islands	100%
Lowlands Beilun Shipco LLC	Marshall Islands	100%
Sandra Shipco LLC	Marshall Islands	100%
Christine Shipco LLC	Marshall Islands	100%

A-I-3

EXHIBIT A-II

SIGNIFICANT SUBSIDIARIES OF STAR BULK CARRIERS CORP.

Name	Organization	Ownership percentage
Oceanbulk Shipping LLC	Marshall Islands	100%
Oceanbulk Carriers LLC	Marshall Islands	100%
Unity Holding LLC	Marshall Islands	100%

A-II-1

EXHIBIT B

Vessels in operation as of December 31, 2014
Wholly Owned Subsidiaries	Vessel Name	Jurisdiction of Registration

Cape Ocean Maritime LLC	Leviathan	Marshall Islands
Cape Horizon Shipping LLC	Peloreus	Marshall Islands
OOCAPE1 Holdings LLC	Obelix	Marshall Islands
Pacific Cape Shipping LLC	Pantagruel	Marshall Islands
Star Borealis LLC	Star Borealis	Marshall Islands
Star Polaris LLC	Star Polaris	Marshall Islands
Sky Cape Shipping LLC	Big Fish	Marshall Islands
Global Cape Shipping LLC	Kymopolia	Marshall Islands
Sea Cape Shipping LLC	Big Bang	Marshall Islands
Star Aurora LLC	Star Aurora	Marshall Islands
Star Mega LLC	Star Mega	Marshall Islands
Star Big LLC	Star Big	Marshall Islands
Nautical Shipping LLC	Amami	Marshall Islands
Majestic Shipping LLC	Madredeus	Marshall Islands
Star Sirius LLC	Star Sirius	Marshall Islands
Star Vega LLC	Star Vega	Marshall Islands
Grain Shipping LLC	Pendulum	Marshall Islands
Star Trident XI	Star Georgia	Marshall Islands
Star Trident I LLC	Star Kamila	Marshall Islands
Star Trident II LLC	Star Nasia	Marshall Islands
Star Trident XVI LLC	Star Mariella	Marshall Islands
Star Trident XII LLC	Star Markella	Marshall Islands
Mineral Shipping LLC	Mercurial Virgo	Marshall Islands
KMSRX Holdings LLC	Magnus Opus	Marshall Islands
Dioriga Shipping Co.	Tsu Ebisu	Marshall Islands
Star Trident III LLC	Star Iris	Marshall Islands
Star Trident XX LLC	Star Emily	Marshall Islands
Star Trident IV LLC	Star Aline	Marshall Islands
Star Trident XXII LLC	Star Natalie	Marshall Islands
Star Trident XXIX LLC	Star Tatianna	Marshall Islands
Star Trident XXVII LLC	Star Monika	Marshall Islands
Star Trident XXI LLC	Star Christianna	Marshall Islands
Star Challenger I LLC	Star Challenger	Marshall Islands
Star Challenger II LLC	Star Fighter	Marshall Islands
Premier Voyage LLC	Maiden Voyage	Marshall Islands

B-1

Glory Supra Shipping LLC	Strange Attractor	Marshall Islands
Star Omicron LLC	Star Omicron	Marshall Islands
Star Gamma LLC	Star Gamma (ex C Duckling)	Marshall Islands
Star Zeta LLC	Star Zeta (ex I Duckling)	Marshall Islands
Star Delta LLC	Star Delta (ex F Duckling)	Marshall Islands
Star Theta LLC	Star Theta (ex J Duckling)	Marshall Islands
Star Epsilon LLC	Star Epsilon (ex G Duckling)	Marshall Islands
Star Cosmo LLC	Star Cosmo	Marshall Islands
Star Kappa LLC	Star Kappa (ex E Duckling)	Marshall Islands
Star Trident XXX LLC	Star Michele	Marshall Islands
Star Trident IX	Star Danai	Marshall Islands
Christine Shipco LLC	Star Martha	Marshall Islands
Sandra Shipco LLC	Star Pauline	Marshall Islands
Star Trident V	Star Angie	Marshall Islands
Lowlands Beilun Shipco LLC	Star Despoina	Marshall Islands
Star Trident VI	Star Monisha*	Marshall Islands
Star Trident VII	Star Eleonora	Marshall Islands
Star Trident VIII	Star Sophia	Marshall Islands
Star Trident X	Star Renee	Marshall Islands
Star Trident XIII	Star Laura	Marshall Islands
Star Trident XIV	Star Moira	Marshall Islands
Star Trident XV	Star Jennifer*	Marshall Islands
Star Trident XVII	Star Helena	Marshall Islands
Star Trident XVIII	Star Nina*	Marshall Islands
Star Trident XIX	Star Maria	Marshall Islands
Star Trident XXIII	Star Nicole*	Marshall Islands
Star Trident XXIV	Star Elle*	Marshall Islands
Star Trident XXV	Star Vanessa	Marshall Islands
Star Trident XXVI	Star Claudia*	Marshall Islands
Star Trident XXVIII	Star Julia	Marshall Islands
Star Trident XXXI	Star Kim	Marshall Islands

*to be delivered in January 2015 (Excel Vessels)

B-2

Newbuildings as of December 31, 2014
Wholly Owned Subsidiaries	Newbuildings Name	Jurisdiction of Registration
Positive Shipping Company	HN 5016 (tbn Indomitable)	Marshall Islands
Spring Shipping LLC	HN 1061	Marshall Islands
Orion Maritime LLC	HN 1063	Marshall Islands
Success Maritime LLC	HN 1062	Marshall Islands
L.A Cape Shipping LLC	HN 5017	Marshall Islands
Aurelia Shipping LLC	HN NE 164 (tbn Honey Badger)	Marshall Islands
Rainbow Maritime LLC	HN NE 165	Marshall Islands
Pearl Shiptrade LLC	HN NE 166 (tbn Gargantua)	Marshall Islands
Ultra Shipping LLC	HN 1064	Marshall Islands
Olympia Shiptrade LLC	HN 1312	Marshall Islands
Sea Diamond Shipping LLC	HN NE 167	Marshall Islands
Star Asia I LLC	HN 5040 (tbn Star Aquarius)	Marshall Islands
Victory Shipping LLC	HN 1313	Marshall Islands
Star Cape I LLC	HN 1338 (tbn Star Aries)	Marshall Islands
Blooming Navigation LLC	HN 1080	Marshall Islands
Cape Confidence Shipping LLC	HN 5055	Marshall Islands
Coral Cape Shipping LLC	HN NE 184 (tbn Maharaj)	Marshall Islands
Star Seeker LLC	HN 1372 (tbn Star Libra)	Marshall Islands
Jasmine Shipping LLC	HN 1081	Marshall Islands
Cape Runner Shipping LLC	HN 5056	Marshall Islands
Star Asia II LLC	HN 5043 (tbn Star Pisces)	Marshall Islands
Oday Marine LLC	HN 1082	Marshall Islands
Clearwater Shipping LLC	HN 1359	Marshall Islands
Star Axe I LLC	HN NE 196 (tbn Star Antares)	Marshall Islands
Star Axe II LLC	HN NE 197 (tbn Star Lutas)	Marshall Islands
Searay Maritime LLC	HN 1083	Marshall Islands
Domus Shipping LLC	HN 1360	Marshall Islands
Star Cape II LLC	HN 1339 (tbn Star Taurus)	Marshall Islands
Star Breezer LLC	HN 1371 (tbn Star Virgo)	Marshall Islands
Star Castle I LLC	HN 1342 (tbn Star Gemini)	Marshall Islands
Star Ennea LLC	HN NE 198 (tbn Star Poseidon)	Marshall Islands
Festive Shipping LLC	HN 1361	Marshall Islands
Star Castle II LLC	HN 1343 (tbn Star Leo)	Marshall Islands
Gravity Shipping LLC	HN 1362	Marshall Islands
White Sand Shipping LLC	HN 1363	Marshall Islands

B-3

EXHIBIT C

LOCK-UP AGREEMENT

January 5, 2015

Jefferies LLC

520 Madison Avenue

New York, NY 10022

Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

Ladies and Gentlemen:

The undersigned understands that Jefferies LLC and Morgan Stanley & Co. LLC, as representative (the “Representative”) of the several underwriters (the “Underwriters”), proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Star Bulk Carriers Corp. (the “Company”), providing for the public offering by the Underwriters, including the Representative, of common shares, par value $0.01 (the “Common Shares”), of the Company (the “Public Offering”).

To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned agrees that, without the prior written consent of Jefferies LLC and Morgan Stanley & Co. LLC, the undersigned will not, directly or indirectly, offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase or otherwise dispose of any Common Shares (including, without limitation, Common Shares purchased in the Public Offering, Common Shares which may be deemed to be beneficially owned by the undersigned on the date hereof in accordance with the rules and regulations of the Securities and Exchange Commission, Common Shares which may be issued upon exercise of a stock option or warrant and any other security convertible into or exchangeable for Common Shares) or enter into any Hedging Transaction (as defined below) relating to the Common Shares (each of the foregoing referred to as a “Disposition”) during the period specified in the following paragraph (the “Lock-Up Period”). The foregoing restriction is expressly intended to preclude the undersigned from engaging in any Hedging Transaction or other transaction which is designed to or could reasonably be expected to lead to or result in a Disposition during the Lock-Up Period, even if the securities would be disposed of by someone other than the undersigned. “Hedging Transaction” means any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Shares.

The Lock-Up Period will commence on the date hereof and continue until, and include, the date that is 60 days after the date of the final prospectus relating to the Public Offering.

C-1

Notwithstanding the foregoing, the undersigned may transfer any or all of the Common Shares or other Company securities by (a) entering into transactions with the prior written consent of Jefferies LLC and Morgan Stanley & Co. LLC, (b) transferring any Common Shares or any security convertible into Common Shares pursuant to a will, other testamentary document or applicable laws of descent, (c) transferring any Common Shares or any security convertible into Common Shares as a bona fide gift, (d) distributing any Common Shares or any security convertible into Common Shares to limited partners, general partners, members or stockholders of the undersigned or to the undersigned’s affiliates or to any corporation, partnership, limited liability company, trust, business entity or investment fund, customer account or other entity controlled by or under common control or management with the undersigned; (e) establishing a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Common Shares, provided that such plan does not provide for the transfer of Common Shares during the Lock-Up Period, (f) transferring Common Shares to the Company for the primary purpose of satisfying any tax or other governmental withholding obligation with respect to Common Shares issued upon the exercise of an option or warrant or the conversion of a security, (g) transferring Common Shares to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that that any such transfer shall not involve a disposition for value, (h) in response to a bona fide third party take-over bid made to all holders of Common Shares or any other acquisition transaction whereby all or substantially all of the Common Shares are acquired by a bona fide third party; (i) making bona fide pledges of Common Shares or other Company securities by the undersigned pursuant to foreign exchange swap agreements and custody agreements entered into by the undersigned in the ordinary course of business; (j) the sale of Common Shares pursuant to the Underwriting Agreement, provided that in the case of any transfer or distribution (1) pursuant to clauses (a) through (e) and (g), each recipient shall sign and deliver a lock-up letter substantially in the form of this agreement and (2) pursuant to clauses (a) through (g), no party (donor, donee, transferor or transferee) shall be required to make or shall voluntarily make a filing under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including, but not limited to Form 4 of Section 16 of the Exchange Act, and no other public announcement shall be required or shall be made voluntarily in connection with such transfer or distribution (other than a Form 5 made after the expiration of the Lock-Up Period); provided further that in the case of (h), if such take-over bid or other acquisition transaction is unsuccessful, such Common Shares may not be transferred until after the expiration of the Lock-Up Period.

The undersigned agrees that the Company may, and that the undersigned will, (i) with respect to any Common Shares or other Company securities for which the undersigned is the record holder, cause the transfer agent for the Company to note stop transfer instructions with respect to such securities on the transfer books and records of the Company and (ii) with respect to any Common Shares or other Company securities for which the undersigned is the beneficial holder but not the record holder, cause the record holder of such securities to cause the transfer agent for the Company to note stop transfer instructions with respect to such securities on the transfer books and records of the Company.

In addition, with the exception of its rights to have the Company take action to cause the effectiveness of any amendment to the Registration Statement on Form F-3 (File No. 333-198832) (the “Excel Registration Statement”), the undersigned hereby waives any and all notice requirements and rights with respect to registration of securities pursuant to any agreement, understanding or otherwise setting forth the terms of any security of the Company held by the undersigned, including any registration rights agreement to which the undersigned and the Company may be party during the Lock-Up Period; provided that, notwithstanding the foregoing exception, the undersigned is precluded from (i) engaging in any transaction pursuant to the Excel Registration Statement which is designed to or could reasonably be expected to lead to or result in a Disposition during the Lock-Up Period and (ii) publicly announcing an intention to make a Disposition during the Lock-Up Period.

C-2

The undersigned hereby agrees that, to the extent that the terms of this Lock-Up Agreement conflict with or are in any way inconsistent with any registration rights agreement to which the undersigned and the Company may be a party, this Lock-Up Agreement supersedes such registration rights agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Notwithstanding anything herein to the contrary, if (i) the closing of the Public Offering has not occurred prior to January 23, 2015, (ii) the Company has informed the Representative that it has determined not to proceed with the Public Offering (prior to the execution of the Underwriting Agreement) or (iii) the Underwriting Agreement (other than provisions that survive termination) shall have been terminated prior to the payment for and delivery of the Common Shares to be sold thereunder, this agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

[Signature page follows]

C-3

Signature:

Print Name:

Number of shares owned subject to warrants, options or convertible securities:

C-4

EXHIBIT E

CHIEF FINANCIAL OFFICER’S CERTIFICATE

Reference is made to the Underwriting Agreement between Star Bulk Carriers Corp., a Marshall Islands corporation (the “Company”) and Jefferies LLC and Morgan Stanley & Co. LLC, as representative of the several underwriters (the “Underwriters”), dated January 9, 2015 (the “Underwriting Agreement”). Capitalized terms used herein without definition have the meanings ascribed to them in the Underwriting Agreement.

The undersigned, Simos Spyrou and Christos Begleris, the duly appointed Co-Chief Financial Officers of the Company, hereby certify on behalf of the Company, in connection with the Underwriting Agreement, the Registration Statement on Form F-3 (File No. 333-197886), as amended, filed by the Company with the U.S. Securities and Exchange Commission (the “Commission”), pursuant to the U.S. Securities Act of 1933, as amended (the “Securities Act”), and effective thereunder (the “Registration Statement”), the Prospectus Supplement, dated January 8, 2015 (together with the prospectus dated September 5, 2014), which was filed by the Company with the Commission pursuant to Rule 424(b)(5) promulgated under the Securities Act (the “Prospectus”), and the documents filed with the Commission by the Company and incorporated therein by reference, that:

1.	We are responsible for establishing and maintaining disclosure controls and procedures and internal control over financial reporting for the Company, and we are responsible for oversight and supervision of the Company’s financial and accounting functions and staff.

2.	The Company has not prepared consolidated financial statements as of any date or for any period subsequent to September 30, 2014.

3.	The undersigned have read each of the items identified on certain pages of the Registration Statement attached as Annex A and have compared those items to the Company’s reports, books, schedules and analyses prepared from the Company’s accounting records and found each of them to be in agreement.

4.	No event has occurred or condition exists that gives us reason to doubt the accuracy of the information referenced in the numbered paragraphs above.

The Underwriters are entitled to rely upon this Certificate in conducting and documenting their investigations of the affairs of the Company in connection with the offering of the securities covered by the Registration Statement and the Prospectus.

E-1